Benchmark Electronics Second Quarter 2024 Financial Results July 30, 2024

Forward-Looking 2024 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for third quarter and fiscal year 2024 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges, stock-based compensation expense and amortization of intangibles, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Second Quarter 2024 Results Revenue of $666M was above guidance; roughly flat sequentially and down 9% year-over-year - Year-over-year strength in Semi-Cap and A&D - Offset by anticipated softness in Medical, AC&C and Industrials GAAP EPS of $0.43 and non-GAAP* EPS of $0.57, above the high end of guidance GAAP and non-GAAP gross margin of 10.2%, each up 100 bps or more year-over-year GAAP operating margin of 4.1% with non-GAAP of 5.1% Generated positive Free Cash Flow of $47 million, totaling greater than $230M over the last 4 quarters * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Arvind Kamal Interim Chief Financial Officer

Second Quarter 2024 Revenue by Market Sector Q2-24 Jun 30, 2024 Revenue by Mix and Market Sector Mar 31, 2024 Jun 30, 2023 For the Three Months Ended (Dollars in Millions) Sector   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Semi-Cap   26% $172   25% $166 4%   22% $164 5% Complex Industrials   21% $142   21% $141 -%   23% $167 (15%) Medical   17% $111   17% $115 (3%)   20% $145 (23%) A&D   16% $109   16% $106 3%   11% $80 36% AC&C   20% $132   21% $148 (11%)   24% $177 (26%) Total Revenue 100% $666 100% $676 (1%) 100% $733 (9%)

Second Quarter 2024 Financial Summary (Dollars in Millions, except EPS) Jun 30, 2024 Mar 31, 2024 Q/Q Jun 30, 2023 Y/Y Net Sales $666 $676 (1%) $733 (9%) GAAP Gross Margin 10.2% 10.0% 20 bps 9.1% 110 bps GAAP SG&A $38.0 $37.3 2% $37.7 1% GAAP Operating Margin 4.1% 3.8% 30 bps 3.3% 80 bps GAAP Diluted EPS $0.43 $0.38 13% $0.39 10% GAAP ROIC 7.7% 8.6% (90) bps 7.1% 60 bps Non-GAAP Gross Margin 10.2% 10.0% 20 bps 9.2% 100 bps Non-GAAP SG&A $33.8 $34.7 (3%) $34.2 (1%) Non-GAAP Operating Margin 5.1% 4.9% 20 bps 4.5% 60 bps Non-GAAP Diluted EPS $0.57 $0.55 4% $0.56 1% Non-GAAP ROIC 9.9% 9.6% 30 bps 9.5% 40 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Trended Non-GAAP* Results (Dollars in Millions, except EPS) * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Cash Conversion Cycle Update

Liquidity Update (1) Free Cash Flow (FCF) is defined as net cash provided by (used in) operations less capex Debt Structure (In Millions) Jun 30, 2024 Senior Secured Term Loan $126 Revolving Credit Facility Drawn Amount $165 * Leverage ratio is Net Debt / LTM Adjusted EBITDA, as defined in the credit facility, is a non-GAAP measure Achieved positive net cash in the quarter as we continue to pay down the revolver Continued inventory reductions supporting free cash flow Strong balance sheet and leverage ratio For the Three Months Ended (In Millions) Jun 30, 2024 Mar 31, 2024 Jun 30, 2023 Cash Flows from Operations $56 $48 $25 FCF (1) $47 $43 $16 Cash $310 $296 $245 International $291 $271 $236 US $19 $25 $9

Capital Allocation Update Dividends Quarterly dividend of $0.165 per share totaling $5.9 million paid in April 2024 Recurring quarterly dividend of $0.165 per share paid to shareholders as of June 28, 2024 on July 12, 2024 Board authorized dividend increase to $0.17 per share, effective immediately Share Repurchases No share repurchases in Q2 2024 Share repurchase program remaining authorization of $155 million as of June 30, 2024

Third Quarter 2024 Guidance Q3 2024 Net Sales $630 - $670 million Gross Margin – non-GAAP ~10% Operating Margin – non-GAAP 4.8% – 5.0% Other Expenses, Net ~$6 million Restructuring Charges $1.0 million Amortization of Intangibles $1.2 million Stock-Based Compensation Expense $4.5 million Effective Tax Rate 22% – 24% Diluted EPS – GAAP $0.36 – $0.42 Diluted EPS – non-GAAP $0.52 – $0.58 Diluted Weighted-Average Shares 36.5 million This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers.

Business Trends Jeff Benck - CEO

Sector Outlook Q3-24 Q/Q FY2024 Y/Y Sector Commentary Semi-Cap Expect high single to low double-digit growth in 2024 Memory market strength expected to be joined by logic in 2025 Grand Opening of new Penang site in September Complex Industrials Demand reduction coupled with inventory rebalancing weighing on growth; expect gradual improvement in 2H:24 Strong pipeline of new deals as we invest given the market opportunity Medical Seeing continued softness, specifically within medical devices as customers drive down inventories Continuing to see steady progress within bio-tech A&D Defense sector strength expected throughout the year Significant expansion business with existing customer in aerospace Added new business in the Space subsector AC&C HPC business down as several large projects are complete AC&C sector demand expected to remain challenged throughout 2024 Working on new product introductions (NPI) for several next-gen systems New significant win in wireless infrastructure ramping in 2025

Summary Progress Toward 2025 Objectives Manage volatility while continuing to progress to our target model profitability Delivered year-on-year expansion of non-GAAP Gross and Operating Margins in each quarter since we introduced our 2025 target model in Q4 2022 Continue to work down inventory, driving positive Free Cash Flow - Reduced inventory by $38M sequentially and $157M year-over-year to $600M - Positively revised 2024 Free Cash Flow expectations to greater than $120M Return capital to investors - Increased our dividend by 3% to $0.17 per share

Appendix

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results